                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K

                                 CURRENT REPORT



         Pursuant to Section 13 or 15(d) of The Securities Act of 1934



Date of Report (Date of earliest event reported)      July 28, 2000



                         ALPHA TECHNOLOGIES GROUP, INC.
             (Exact name of registrant as specified in its charter)


    Delaware                     0-14365                   76-0079338
(State or other                (Commission              (I.R.S. Employer
jurisdiction of                File Number)            Identification No.)
incorporation)


   11990 San Vicente Blvd., Suite 350   Los Angeles, CA      90049
    Address of principal executive offices                 (Zip Code)


  Registrant's telephone number, including area code      310-566-4005

Item 2.  Acquisition or Disposition of Assets.

     Alpha Technologies Group, Inc. ("Alpha" or the "Registrant") pursuant to a Stock Purchase Agreement (the "Agreement") dated July 28, 2000, sold its connector business, Uni-Star Industries, Inc. ("Uni-Star" or the "Business") to Tyco Electronics Corporation and Tyco Electronics UK Ltd. (the "Buyer"). The sale included 100% of the outstanding stock of Uni-Star Industries, Inc. and Microdot Connectors Europe, Ltd. (a wholly owned UK subsidiary of Uni-Star) and the agreement by Alpha and certain of their affiliates not to engage in the connector business for five years.

     Alpha received $12,300,000, in cash subject to reduction if Uni-Star's Net Assets (as defined in the Stock Purchase Agreement) is determined to be less than $3,986,000 as of the closing date. The purchase price was a negotiated amount between Buyer and Seller.

Item 7.   Pro Forma Financial Statements and Exhibits.

     (a) Financial statements of the business acquired.  Not applicable.

     (b) Pro forma financial statements.

     The following unaudited pro forma consolidated financial statements are filed with this report:

     Pro Forma Consolidated Balance Sheet as of April 30, 2000 F-1 Pro Forma Consolidated Statements of Operations:
       Year Ended October 31, 1999                                  F-2
       Six Months Ended April 30, 2000                              F-3

       The Pro Forma Consolidated Balance Sheet of the Registrant as of April 30, 2000 reflects the financial position of the Registrant after giving effect to the sale of the Business assuming the sale occurred on April 30, 2000, and includes adjustments which give effect to events that are directly attributable to the transaction and are factually supportable regardless of whether they have a continuing impact or are nonrecurring. The Pro Forma Consolidated Statements of Operations for the fiscal year ended October 31, 1999 and the six months ended April 30, 2000 assume that the sale of the Business occurred on October 25, 1998, and include adjustments which give effect to events that are directly attributable to the transaction and expected to have a continuing impact on the Registrant, and are based on the operations of the Registrant for the fiscal year ended October 31, 1999 and the six months ended April 30, 2000.

     The unaudited pro forma consolidated financial statements have been prepared by the Registrant based upon assumptions deemed proper by it and are presented herein for illustrative purposes only. The unaudited pro forma consolidated financial statements are not necessarily indicative of the future financial position or future results of operations of the Registrant, or of the financial position or results of operations of Registrant that would have actually occurred had the transaction been in effect as of the date or for the periods presented. In addition, it should be noted that the Registrant's financial statements will reflect the disposition only from July 28, 2000, the closing date.

     (c) Exhibits

       2. Stock Purchase Agreement By and Among Alpha Technologies Group, Inc., Uni-Star Industries, Inc., Tyco Electronics Corporation and Tyco Electronics UK Ltd. dated July 28, 2000.(Exhibits and schedules pursuant to the Agreement have not been filed by the Registrant, who hereby undertakes to file such exhibits and schedules upon request of the Commission.)


                                   SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 Alpha Technologies Group, Inc.



Date:  August 14, 2000        By: /s/ Johnny J. Blanchard
                                 ____________________________
                                 Johnny J. Blanchard
                                 Chief Financial Officer

                        PRO FORMA FINANCIAL INFORMATION
                ALPHA TECHNOLOGIES GROUP, INC. AND SUBSIDIARIES
             PRO FORMA CONSOLIDATED BALANCE SHEET - APRIL 30, 2000
                                  (UNAUDITED)
                                (In Thousands)

                                                                         Pro Forma
                                                                        Adjustments
                                                                  --------------------
                                                     Historical   Uni-Star (a)   Other    Pro Forma
                                                     ----------   ------------  ------    ---------
ASSETS
Current Assets:
 Cash                                                  $   274                $10,833(b)   $11,107
 Accounts receivable, net                               10,368      (1,408)                  8,960
 Inventory, net                                          8,243      (1,648)                  6,595
 Prepaid expenses                                        1,080        (177)                    903
                                                       -------     -------    -------      -------
    Total current assets                               $19,965     ($3,233)   $10,833      $27,565

Property and Equipment, at cost:
 Manufacturing equipment, leasehold
  improvements, furniture, fixtures and other           22,983      (3,517)                 19,466
                                                       -------     -------    -------      -------
                                                        22,983      (3,517)                 19,466
 Less accumulated depreciation                          12,363      (2,119)                 10,244
                                                       -------     -------    -------      -------
    Total property and equipment, net                   10,620      (1,398)                  9,222
Goodwill, net                                            2,427        (204)                  2,223
Other assets, net                                        2,315         (20)                  2,295
                                                       -------     -------    -------      -------
    Total Assets                                       $35,327     ($4,855)   $10,833      $41,305
                                                       =======     =======    =======      =======

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
 Accounts payable, trade                               $ 4,511       ($431)                $ 4,080
 Accrued compensation and
   related benefits                                      1,480        (232)                  1,248
 Other accrued liabilities                               1,176        (107)     1,503 (c)    2,572
 Current portion - debt                                  1,229         (79)                  1,150
                                                       -------     -------    -------      -------
    Total current liabilities                            8,396        (849)     1,503        9,050

Revolving Credit Facility                                  967                   (967)           0
Long-term debt                                           3,340                   (500)(b)    2,840
Other long-term liabilities                                173                                 173
Stockholders' Equity                                    22,451      (4,006)    10,797       29,242
                                                       -------     -------    -------      -------
 Total Liabilities and Stockholders' Equity            $35,327     ($4,855)   $10,833      $41,305
                                                       =======     =======    =======      =======

(a) To eliminate the assets sold and liabilities assumed which were included in the balance sheet of Uni-Star as of April 30, 2000.
(b) To reflect the net proceeds of the sale of Uni-Star adjusted for pay down of debt had Uni-Star been sold on April 30, 2000.
(c)  To record estimated other costs related to the sale of Uni-Star

                ALPHA TECHNOLOGIES GROUP, INC. AND SUBSIDIARIES
                PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED OCTOBER 31, 1999
                                  (UNAUDITED)
                     (In Thousands, Except Per Share Data)


                                                                           Pro Forma
                                                                          Adjustments
                                                                      ---------------------
                                                         Historical   Uni-Star(a)    Other     Pro Forma
                                                         ----------   -----------    -----     ---------
SALES                                                      $65,220    $10,623                   $54,597

COST OF SALES                                               47,955      7,320                    40,635
                                                           -------    -------        -----      -------
     Gross profit                                           17,265      3,303                    13,962

OPERATING EXPENSES:
     Research and development                                  738                                  738
     Selling, general and administrative                    11,421      2,274          (95)(b)    9,052
                                                           -------    -------        -----      -------
       Total operating expenses                             12,159      2,274          (95)       9,790
                                                           -------    -------        -----      -------
OPERATING INCOME (LOSS)                                      5,106      1,029           95        4,172

INTEREST INCOME (EXPENSE), net                                (924)        30          726 (c)     (228)
OTHER INCOME (EXPENSE), net                                    (28)       (71)                       43
                                                           -------    -------        -----      -------
INCOME (LOSS) BEFORE INCOME TAXES                            4,154        988          821        3,987

PROVISION (BENEFIT) FOR INCOME TAXES                             -          0                         0
                                                           -------    -------        -----      -------
NET INCOME                                                 $ 4,154    $   988        $ 821      $ 3,987
                                                           =======    =======        =====      =======
NET INCOME PER COMMON SHARE
      BASIC                                                  $0.60                              $  0.57
                                                           =======                              =======
      DILUTED                                                $0.58                              $  0.56
                                                           =======                              =======
SHARES USED IN COMPUTING NET INCOME PER SHARE
      BASIC                                                  6,936                                6,936
                                                           =======                              =======
      DILUTED                                                7,134                                7,134
                                                           =======                              =======

(a)  To eliminate the results of operations of Uni-Star for the entire period.
(b) To reflect loan extension costs that would not have occurred if the sale of Uni-Star would have taken place at October 25, 1998 since revolving loan balance would have been paid off. Management believes that the term loan would have been held until maturity and the revolver paid off, if the sale of Uni-Star would have taken place at Oct 25, 1998.
(c) To reflect the reduction in effective interest expense and to record additional interest earned on remaining cash at 5% per annum - due to proceeds of sale of Uni-Star.

                ALPHA TECHNOLOGIES GROUP, INC. AND SUBSIDIARIES
                PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE SIX MONTHS ENDED APRIL 30, 2000
                                  (UNAUDITED)
                     (In Thousands, Except Per Share Data)


                                                                            Pro Forma
                                                                           Adjustments
                                                                     ----------------------
                                                         Historical  Uni-Star(a)     Other    Pro Forma
                                                         ----------  -----------    -------   ---------
SALES                                                      $34,863    $4,579                   $30,284
COST OF SALES                                               24,830     3,105                    21,725
                                                           -------    ------        -----      -------
    Gross profit                                            10,033     1,474                     8,559

OPERATING EXPENSES:
    Research and development                                   425         -                       425
    Selling, general and administrative                      5,569     1,019                     4,550
                                                           -------    ------        -----      -------
      Total operating expenses                               5,994     1,019            0        4,975
                                                           -------    ------        -----      -------
OPERATING INCOME (LOSS)                                      4,039       455            0        3,584
INTEREST INCOME (EXPENSE), net                                (414)      (10)         331(b)       (73)
OTHER INCOME (EXPENSE), net                                    151       (25)                      176
                                                           -------    ------        -----      -------
INCOME (LOSS) BEFORE INCOME TAXES                            3,776       420          331        3,687
                                                           =======    ======        =====      =======
PROVISION (BENEFIT) FOR INCOME TAXES                                                                 0
                                                           -------    ------        -----      -------
NET INCOME                                                 $ 3,776    $  420        $ 331      $ 3,687
                                                           =======    ======        =====      =======
NET INCOME PER COMMON SHARE
      BASIC                                                  $0.57                             $  0.56
                                                           =======                             =======
      DILUTED                                                $0.53                             $  0.52
                                                           =======                             =======
SHARES USED IN COMPUTING NET INCOME PER SHARE
      BASIC                                                  6,615                               6,615
                                                           =======                             =======
      DILUTED                                                7,147                               7,147
                                                           =======                             =======

(a)  To eliminate the results of operations of Uni-Star for the entire period.
(b) To reflect the reduction in effective interest expense and to record additional interest earned on remaining cash at 5% per annum - due to proceeds of sale of Uni-Star.

                                INDEX TO EXHIBIT



                                                             Sequentially
Exhibit                                                        Numbered
Number           Description of Exhibit                          Page

   2. Stock Purchase Agreement By and Among Alpha
      Technologies Group, Inc., Uni-Star Industries, Inc.,
      Tyco Electronics Corporation and Tyco Electronics
      UK Ltd. dated July 28, 2000.(Exhibits and schedules pursuant to the Agreement have not been filed by the Registrant, who hereby undertakes to file such exhibits and schedules upon request of the Commission.)